Exhibit 99.4

The Big Picture

HEALTHCARE REALTY

$2.9 billion invested in 210 properties and mortgages

13.7 million square feet in 28 states

10.4 million square feet managed internally

85% medical office and outpatient

75% on or adjacent to hospital campuses

TOP LOCATIONS SQ FT %

Dallas/Fort Worth 2,314,184 16.9%

Nashville 812,608 5.9%

Charlotte 787,404 5.8%

Houston 729,712 5.3%

San Antonio 613,280 4.5%

Indianapolis 558,694 4.1%

Richmond, Virginia 558,209 4.1%

Los Angeles 551,955 4.0%

Denver/Colorado Springs 540,051 3.9%

Roanoke, Virginia 466,204 3.4%

HEALTHCARE REALTY | 2

MORE THAN $1 TRILLION OF HEALTHCARE REAL ESTATE VALUE

Industry Landscape

ACUITY

RESIDENTIAL CARE

OUTPATIENT CARE

Senior Housing $163B

MOB/Outpatient $169B

Hospital-Based Outpatient $42B

Small Physician Clinics $203B

ACUTE CARE

Hospitals $304B

IRF LTAC $15B $18B

RECOVERY & REHABILITATION

Skilled Nursing $104B

SETTING

SOURCE: Sg2 AND STIFEL NICOLAUS

HEALTHCARE REALTY | 3

Size of MOB Market TOTAL OUTPATIENT / MOB MARKET ANNUAL SALES NEW DEVELOPMENT EACH YEAR $262B* $2.4B $5B REITs $15B Investor-owned $52B Non-REITs $37B Best prospects for fostering Hospital-owned hospital relationships. $210B Hospital-owned facilities are rarely for sale. *TOTAL OUTPATIENT/MOB MARKET EXCLUDES GOVERNMENT AND MOST SMALL PHYSICIAN CLINICS SOURCE: STIFEL NICOLAUS; REAL CAPITAL ANALYTICS; MODERN HEALTHCARE | 4 health care realty

Who Owns MOBs?

100%

85%

75%

PORTFOLIO

IN 50% MOBs

OF 30%

% 18% 16% 13% 25%

8%

1% 1% 0%

HCP VTR HCN DRE SNH OHI HR MPW NHI LTC SBRA

*INCLUDES ONLY PUBLIC REITs SOURCE: BARCLAYS AND COMPANY FILINGS

HEALTHCARE REALTY | 5

Booming Demand

The aging population and increased utilization is expected to drive higher volumes of outpatient visits.

AGE

20% 19.8%

GDP of . %

Exp 16.1%

HC <45 2.3

. old 65yr % over

45-64 3.7

>65 6.9

1960 2020 2 4 6

# ANNUAL PHYSICIAN OFFICE VISITS

SOURCE: CMS.GOV

US CENTERS FOR DISEASE CONTROL AND PREVENTION

US CENSUS BUREAU

HEALTHCARE REALTY | 6

Initial Reaction to Healthcare Reform

Reform forced physicians to rethink their future and delayed decision making.

VOLUME

Paralyzed Embracing

ACCOUNTABILITY & RISK

PHYSICIANS HOSPITALS

ALIGNMENT / CONSOLIDATION

Denial Acceptance

ADMINISTRATIVE BURDEN RESILIENCY

UNDERSTANDING REIMBURSEMENT

SOURCE: DIXON HUGHES GOODMAN

HEALTHCARE REALTY | 7

Response to Reform

Physicians and hospitals are increasingly moving forward with alignment models.

ACO

100%

Bundled Payments

PRACTICES Clinical OWNED BY PH Integration

YSI

CIA Institute

NS Individual Employment Foundation Contracts

50% HOSPITALS

Joint Venture

BY OWNED

Co-Management

PRACTICES IPA

RESOURCES Recruitment Support/Income Guarantee

0% Volunteer Medical Staff

2002 TODAY 2013 DEGREE OF ALIGNMENT

SOURCE: DIXON HUGHES GOODMAN

HEALTHCARE REALTY | 8

Topography

Proximity to hospital drives long-term value and lowers risk.

ACCESS & CONVENIENCE

LIMITED SUPPLY

LOWER RISK

HOSPITAL

ON-CAMPUS

NEAR-CAMPUS

OFF-CAMPUS

LOWER FUNGBILITY

LOW-FUNGIBILITY: (n.)

Having a unique quality which can not be replaced exactly.

Healthcare Realty has strategically shifted its portfolio toward lower-risk, on-campus medical office buildings.

H R ‘ S % ON/ADJTO CAMPUS

72 74 75

69 70

64 66 66

Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2010 2011 2012

HEALTHCARE REALTY | 9

Portfolio History 1995 Acquired Starr Sanders Johnson 1998

Acquired Capstone Capital Corporation 2004

Acquired Baylor Healthcare Portfolio 2007 Sold Senior Living Facilities and paid special dividend of $4.75 per share 2008

Acquired Carolinas Healthcare System Portfolio 2011 Acquired Bon Secours Portfolio $3,200 $2,800 2,400

2,000

1,600

1,200

800

400

0 ASSETS (in millions)

93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11

MEDICAL OFFICE BUILDING SPECIALITY INPATIENT SENIOR LIVING

OTHER

HEALTHCARE REALTY | 10

Investment Activity Since 2007, Healthcare Realty has nearly doubled its asset base, reducing risk and increasing long-term value.

Total Assets with New Investments 2008-2011 Acquisitions & Development

TOTAL ASSETS $2.9 B

$1.3B:CUMULATIVE NEW INVESTMENTS

ANNUAL AVERAGE OF NEW INVESTMENTS : $331 M ACQUISITION

DEVELOPMENT

CUMULATIVE INVESTMENTS ACQUISITION $892M

DEVELOPMENT $432M

$ 2 . 9 B

$ 2 . 6 B 190M $

$ 2 . 3 B

305M $ 141M 81M $

$ 2 . 1 B $ 84M

96M $ 316M $ $

$ 111M

1,637M $ 2,081M 2,220M 2,541M $ $ $

2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1

HEALTHCARED REALTY | 11

Tenant Diversity

HEALTHCARE REALTY TENANT SPECIALTIES

- Allergy
- Anesthesiology
- Audiology
- Cardiology
- Dermatology
- Ear, Nose and Throat
- Family Practice
- Gastroenterology
- General Surgery
- Head and Neck Surgery
- Infectious Diseases
- Neurology
- OB/GYN
- Oncology/Hematology
- Ophthalmology
- Orthopedic
- Pediatrics
- Physical Therapy
- Podiatry
- Psychology/Psychiatrist
- Radiology
- Rheumatology


0-2,500 SQ FT
2,501-5,000 SQ FT
5,001-7,500 SQ FT
7,501-10,000 SQ FT
10,001+ SQ FT
Healthcare Realty's Avg. Tenant Size: 4,361 SQ FT

Healthcare Realty achieves diversity through tenant size and medical specialties rather than asset type.

HEALTHCARE REALTY | 12

Portfolio Shift

OF HR REVENUE

MULTI-TENANT PROPERTIES

MASTER LEASED / SINGLE TENANT NET LEASE PROPERTIES

Beginning in 2007, Healthcare Realty initiated a strategic shift away from senior living and master-leased properties… toward an even larger percentage of multi-tenant medical office and outpatient facilities.

100% 80% 60% 40% 20% 0%

00 01 02 03 04 05 06 07 08 09 10 11

HEALTHCARE REALTY| 13

Portfolio Management

$2.9 BILLION OF GROSS ASSETS

ACQUISITIONS

LEASE-UP

STABILIZED

PROPERTIES DISPOSITION SIP NON-CORE

CIP ASSETS MTGs

4% 1% 13% 77% 5%

HEALTHCARE REALTY | 14

Core Portfolio

LEASE-UP

STABILIZED PROPERTIES

DISPOSITION SIP 77% NON-CORE

OF ASSETS ASSETS

CIP

MTGs

91% Occupied

> 8% Yield on Cost

~ $184M NOI

$2.2B Assets

2-4% NOI Growth

20% Single-tenant net lease 80% Multi-tenant

HEALTHCARE REALTY | 15

Non-Core Assets


LEASE-UP
STABILIZED PROPERTIES
SIP
CIP
MTGs
NON-CORE ASSETS 5%
DISPOSITION

Through routine asset management, Healthcare Realty recycles capital into new assets.

-40% Occupied

Includes expired master leases & smaller assets within portfolios acquired over past years

- $115M Repositioned Assets (19 Buildings)
- $14M Assets Held for Sale (10 Buildings)
- No meaningful NOI

HEALTHCARE REALTY | 16

Development

Development properties can generate higher returns and enhance the longevity and sustainability of the portfolio.

LEASE-UP

STABILIZED

PROPERTIES DISPOSITION CIP SIP NON-CORE

13% ASSETS MTGs 1%

37% Leased

46% Leased

$25-30M of potential NOI

$0.7M NOI loss in 1Q 2012

$1.0M NOI contribution by 4Q 2012

HEALTHCARE REALTY | 17

Development Leasing

Historically, physicians have been relatively immune to economic cycles, but the financial crisis paired with healthcare reform created unprecedented angst and indecision.


STABILIZED 95%
COVER COST OF CAPITAL 75%
50%
COVER OPERATING EXPENSES 35%
Healthcare Debate/Reform
Healthcare Policy Implementation
Typical Leasing Pattern
2008/2009 Financial Crisis
WHERE WE ARE NOW
CO
1 YR
2 YR
3 YR
CONSTRUCTION
LEASE-UP

HEALTHCARE REALTY | 18

CORE MOB CAP RATE RANGE REHAB HOSPITALS

SPECIALTY HOSPITALS OFF-CAMPUS MOBs ON-CAMPUS MOBs

Potential value created by targeting development yields in excess of market cap rates

ACQUISITION CAP RATE

DEVELOPMENT YIELD ADVANTAGE

PORTFOLIO CAP RATE PREMIUM

5% 6% 7% 8% 9% 10%

HEALTHCARE REALTY | 19

Valuation Framework

Healthcare Realty’s portfolio is largely comprised of lower-risk, high-value properties.

Asset and portfolio value is a function of market and asset-specific attributes.

ASSET-SPECIFIC ATTRIBUTES

On/off campus Hospital strength Tenant mix Building size

Ground lease vs. fee simple Building condition/functionality Competition Parking Financial measures: Growth profile Lease rates Capital rates Operating expenses Lease turnover/expirations

HR PORTFOLIO

HR DEVELOPMENTS % CURRENT CAP RATE RANGE

PHYSICIAN OFFICE VISITS INPATIENT PROCEDURES

PHYSICIAN NEED

Market Environment

INCOME

Patient

Affluence

INSURED POPULATION POPULATION GROWTH

LOWEST RISK

6.5-7.5% 6-7%

8% + 7-8% HIGHEST RISK

HEALTHCARE REALTY | 20

Cap Rates

“We applied a discount rate of 6.5% on MOBs, down 25 bps from last quarter, as we assume a higher portfolio premium due to the uniqueness of HR’s portfolio size.”

-STIFEL NICOLAUS, FEBRUARY 28, 2012

“MOBs are an asset class that provides stable NOI growth. That attribute is particularly appealing during times of economic uncertainty. MOBs are arguably the best health care sub-asset classes in the current health care real estate environment, which is marked by unsteady senior housing fundamentals and uncertain government reimbursements. Furthermore, the current pace of MOB development is at a ten-year low, which should help support NOI growth for current MOB owners.”

-GREEN STREET ADVISORS, DECEMBER 27, 2011

HEALTHCARE REALTY 21

NAV Drivers

MACRO CAP RATES HEALTHCARE POLICY MICRO

Occupancy Lease Rent Re-Leasing Tenant TI Operating Acquisitions Balance

& Leasing Rates Escalation Spreads Retention Allowance Expense & Develop. Sheet

Mgmt.

HEALTHCARE REALTY 22

NAV - Development

Over time, development properties can enhance NAV more than acquisitions.

AVERAGE

STABILIZED

YIELD

COST OF

CAPITAL

Value created above cost

Perceived value gap at current time

Start of value creation with development

TIME

HEALTHCARE REALTY 23

Lease Dynamics

Multiple short-term leases in buildings with low fungibility reduce unknown variables and lead to more frequent market adjustments, thus yielding better cumulative returns.

73%

INCREASE 51%

CUMULATIVE 32%

YEAR

15 -

15%

LEASE TERM / YEARS

5 10 15

6 HEALTHCARE REALTY 21

7

Growth Profile

Development properties can boost the growth rate of the core portfolio.

DEVELOPMENT 3-5%

ACQUISITIONS 2-4%

STABILIZED PROPERTIES 2-4%

A N N U A L P O R T F O L I O N O I

T I M E

HEALTHCARE REALTY 25

Capital Stack

$238M 1.75% OCT. 2015

Revolver

$264M 5.19% APR. 2014

Senior notes due 2014

$299M JAN. 2017

Senior notes due 2017 6.62%

$397 M JAN. 2021

Senior notes due 2021 5.86%

MAR. 2017

$221M (AVG.)

Mortgage notes payable 6.29%

$1,715M *

Equity, market value ∞

*Based on closing price of

$22.00 on March 30, 2012

0 YRS 10 YRS

MATURITY

$3,134 MILLION

Total Capitalization

HEALTHCARE REALTY 26